EXHIBIT 10.7


                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT, (the, "Agreement"), dated as of the date of acceptance set forth below, is entered into by and among FLEXXTECH CORPORATION, a Nevada corporation, with headquarters located at 5777 W. Century Boulevard, Suite 767, Los Angeles, California 94010 (the "Company"), and each entity named on the signature page hereto and permitted assigns (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements (as defined below).

                              W I T N E S S E T H:

     WHEREAS, the Company and the Buyers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation
                         ----------
D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section  4(2)  of  the  1933  Act;  and

     WHEREAS, the Buyers wish to purchase, upon the terms and subject to the conditions of this Agreement, $240,000 of debentures of the Company (the "Debentures"), which will be convertible into shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Debentures, and subject to acceptance of this Agreement by the Company;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     AGREEMENT  TO  PURCHASE;  PURCHASE  PRICE.
     PURCHASE.
     The undersigned Buyers hereby, severally and not jointly, agree to purchase from the Company Debentures in the principal amount of $240,000, each such
Debenture having the terms and conditions and being in the form attached hereto as Exhibit B.
     Subject to the terms and conditions of this Agreement and the other Transaction Agreements (as defined below), the Buyers will purchase the Debentures at a closing (the "Closing") held on the Closing Date (as defined below).

     The purchase price to be paid by each Buyer shall equal the face amount of the Debentures, as the case may be, being purchased on the Closing Date (as defined below) by such Buyer as set forth on the signature page to this Agreement, and shall be payable in United States Dollars.

     CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:
(i) "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.
(ii) "Certificates" means the relevant Debentures duly executed on behalf of the Company and issued in the name of the respective Buyer.
(iii)     "Closing  Date"  means  the  date  of  the  Closing.
(iv) "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Debentures.
(v)     "Debentures"  means  all  or  any  portion  of  the  Debentures.
(vi) "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights Agreement defined below) for the Debentures issued on the Closing Date.
(vii) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.
(viii)     "Purchase  Price"  means  the  purchase  price  for  the  Debentures.
(ix)     "Schedules"  means  the disclosure schedules attached hereto as Exhibit
"A".
(x) Securities" means the Debentures and the Common Stock issuable upon conversion of the Debentures.
(xi) "Shares" means the shares of Common Stock representing any or all of the Conversion Shares.
     FORM  OF  PAYMENT;  DELIVERY  OF  CERTIFICATES.
     (i) Each Buyer shall pay the Purchase Price to be paid by such Buyer for the relevant Debentures by delivering immediately available good funds in United States Dollars to the Company at the Closing on the Closing Date, subject to the payment of fees and expenses as provided in Section 12(a) and 12(b).
     No later than the Closing Date, but in any event promptly following payment by each Buyer to the Company of the Purchase Price to be paid by such
Buyer,  the  Company  shall  deliver  the  relevant  Certificates to such Buyer.
     METHOD OF PAYMENT. Payment to the Company of the Purchase Price shall be made at the Closing by wire transfer of funds to:
Beneficiary  Account  Name:
     NORTH  TEXAS  CIRCUIT  BOARD  CO.,  INC.
     1501  W.  Shady  Grove  Road
     Grand  Prairie,  Texas  75050
Beneficiary  Account  No.:     867713
ABA/Transit  No:     111901234
Beneficiary  Bank:     Legacy  Bank  of  Texas
With  notice  to:     Steve  Young

2. BUYERS REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.
     Each Buyer, severally and not jointly, represents and warrants to, and covenants and agrees with, the Company as follows:

A. Without limiting any Buyer's right to sell the Common Stock pursuant to the Registration Statement, each Buyer is purchasing the Debentures and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

B. Each Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

C. All subsequent offers and sales of the Debentures and the Shares by each Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration and will comply with applicable states' securities laws.

D. Each Buyer understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyers set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyers to acquire the Debentures.

E. Each Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the offer of the Shares which have been requested by the Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, each Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, (2) Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2001 (the "Company's SEC
Documents") and (3) all other filings made by the Company under the Securities Exchange Act of 1934 (the "Company's SEC Documents.").
F. Each Buyer understands that its investment in the Securities involves a high degree of risk.

G. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

H. Each Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This Agreement and the
Transaction Agreements have been duly and validly authorized, executed and delivered on behalf of the Buyer and create a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.
I. Such Buyer has not employed any broker or finder in connection with the transactions contemplated by this Agreement.
J. The state in which any offer to purchase shares hereunder was made to or accepted by such Buyer in the state shown as the Buyer's address on Schedule I hereto.
K. Each Buyer was not formed for the purpose of investing solely in the Securities which may be acquired hereunder.
L. Each Buyer is able to bear the complete loss of such Buyer's investment in the Securities.
M. Each Buyer's execution, delivery and performance under this Agreement will not breach the provisions of any agreement to which the Buyer is a party.
3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Buyers that, except as disclosed in the Schedules:
N. CONCERNING THE DEBENTURES AND THE SHARES. There are no preemptive rights of any stockholder of the Company to acquire the Debentures or the Shares.
O. REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the OTC Bulletin Board Market of the National Association of Securities Dealers, Inc. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.
P. AUTHORIZED SHARES. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 15,194,862 shares are issued and outstanding as of the date of this Agreement. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares. The Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. At all times, the Issuer shall keep available Common Stock duly authorized for issuance against the Debentures.

Q. SECURITIES PURCHASE AGREEMENT; REGISTRATION RIGHTS AGREEMENT. This Agreement and the Registration Rights Agreement, between the Company and the Buyers, substantially in the form of Exhibit C annexed hereto (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company. Each of this Agreement, the Debentures and the Registration Rights Agreement, when executed and delivered by the Company, are and will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

R. NON-CONTRAVENTION. The execution and delivery of this Agreement, the Debenture and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) to its actual knowledge, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock, except as herein set forth, (iii) to its actual knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a Material Adverse Effect.

S. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyers as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained, or such authorizations, approvals and consents, the failure of which to obtain would not have a Material Adverse Effect.

T. SEC FILINGS. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since December 31, 2000 timely filed all requisite forms, reports and exhibits thereto with the SEC.

U. ABSENCE OF CERTAIN CHANGES. Since December 31, 2000, there has been no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since December 31, 2000, except as provided in the Company's SEC Documents, neither the Company nor any of its subsidiaries has (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.
V. FULL DISCLOSURE. There is no fact actually known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyers that (i) would reasonably be expected to have a Material Adverse Effect,
(ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the "Transaction Agreements"), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyers in the Transaction Agreements.

W. ABSENCE OF LITIGATION. Except as set forth in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company and its subsidiaries taken as a whole to perform its obligations under, any of the Transaction Agreements.

X. ABSENCE OF EVENTS OF DEFAULT. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company or any of its subsidiaries is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

Y. PRIOR ISSUES. Except as set forth in the Company's SEC Documents, during the twelve (12) months preceding the date hereof, the Company has not issued any convertible securities or any shares of Common Stock that was not disclosed in the SEC Documents.

Z. NO UNDISCLOSED LIABILITIES OR EVENTS. The Company has no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since December 31, 1999, and which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.
AA. NO DEFAULT. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which  it  or  its  property  is  bound.
BB. NO INTEGRATED OFFERING. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since December 31, 2000, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

CC.     DILUTION.  The  number  of  Shares  issuable  upon  conversion  of  the
Debentures may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the market price of the Common Stock declines prior to the conversion of the Debentures. The Company's executive officers and directors have studied and fully understand the nature of the securities being sold hereby and recognize that they have a potential dilutive effect and further that the conversion of the Debenture and/or sale of the Conversion Shares may have an adverse effect on the market price of the Common Stock. The board of directors of the Company has concluded, in its business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Debentures is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.
4.     CERTAIN  COVENANTS  AND  ACKNOWLEDGMENTS.
DD. TRANSFER RESTRICTIONS. The Buyers acknowledge that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyers shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the
     Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; (3) the Buyers may not sell or transfer the Debentures unless the amount sold or transferred exceeds twenty percent (20%) of the Debentures; and
(4) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

EE.     RESTRICTIVE  LEGEND.  The  Buyers  acknowledge  and  agree  that  the
Debentures, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):
THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

FF. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.
GG. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyers required under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to promptly provide a copy thereof to the Buyers after written request.
HH.     REPORTING STATUS.  So long as the any of the Buyers beneficially own any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Except as otherwise set forth in this Agreement and the Transaction Agreements, the Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on the OTC Bulletin Board Market of the National Association of Securities Dealers, Inc. and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD").
II. USE OF PROCEEDS. The Company shall have the proceeds from the sale of the Debentures (excluding amounts paid by the Company for fees as set forth in the Transaction Documents) in the net amount of $213,800, wired to its wholly owned subsidiary North Texas Circuit Board Co., Inc. to purchase a Giga 8800 Automatic CNC Drilling Machine and any remaining funds shall be used for working capital.
JJ. CERTAIN AGREEMENTS. (i) The Company covenants and agrees that it will not, without the prior written consent of the Buyers, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock (collectively, "New Common Stock") with any third party pursuant to a transaction which in any manner permits the sale of the New Common Stock on any date which is earlier than ninety (90) days from the last day of the calendar month in which the Effective Date occurs. The limitations described in this section shall not apply to (w) any underwritten offering of securities made pursuant to a written underwriting agreement with a nationally- or regionally-recognized investment bank, (x) any issuance of securities or assumption of debt made in connection with a merger, acquisition of or purchase of the assets of another entity where the purpose of such issuance is not to raise equity capital, or (y) any issuance of warrants made to a bank or other commercial lending institution in connection with a loan made to the Company by such bank or institution.

KK. AVAILABLE SHARES. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield two hundred percent (200%) of the number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyers pursuant to the terms and conditions of the Debentures which have been issued and not yet converted. If at any time, the Company does not have available an amount of authorized and non-issued Shares necessary to satisfy full Conversion of the then outstanding amount of the Debentures, the Company shall call and hold a special meeting within 30 days of such occurrence, for the sole purpose of increasing the number of shares authorized. Management of the Company shall recommend to shareholders to vote in favor of increasing the number of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of Common Stock authorized.
LL.     REIMBURSEMENT.  If  (i)  any  Buyer,  other  than by reason of its gross negligence, willful misconduct or breach of law or this Agreement, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, or (ii) any Buyer, other than by reason of its gross negligence, willful misconduct or breach of law, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company will reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Buyers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Buyers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Buyers and any such Affiliate and any such Person. Except as otherwise set forth in the Transaction Agreements, the Company also agrees that neither any Buyer nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Agreements except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Buyer or from a breach of the representations, covenants and conditions contained herein or from a breach of law.

5.     TRANSFER  AGENT  INSTRUCTIONS.
MM. Promptly following the purchase by the Buyers of the Debentures in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this
     Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the respective Buyer or its permitted assigns and in such denominations to be specified by such Buyer in connection with each conversion of the Debentures. The Company warrants that if the Buyer is not in breach of the representations and warranties contained in this Agreement, no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyers' obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If any Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by such Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares or the Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.
NN. (i) The Company will permit the Buyers to exercise their rights to convert the Debentures by telecopying or delivering an executed and completed Notice of Conversion to the Company and delivering, within five (5) business days thereafter, the original Debentures being converted to the Company by express courier.
     The term "Conversion Date" means, with respect to any conversion elected by the holder of the Debentures, the date specified in the Notice of Conversion, provided the copy of the Notice of Conversion is given either via mail or facsimile to or otherwise delivered to the Company in accordance with the provisions hereof so that it is received by the Company on or before such specified date.
     The Company will transmit the certificates representing the Converted Shares issuable upon conversion of any Debentures (together, unless otherwise instructed by the Buyer, with Debentures not being so converted) to the Buyer at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11 hereof or a different address) via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States (such fifth business day or seventh business day, as the case may be, the "Delivery Date") after (A) the business day on which the Company has received both of the Notice of Conversion (by facsimile or other delivery) and the original Debentures being converted (and if the same are not delivered to the Company on the same date, the date of delivery of the second of such items) or
(B) the date an interest payment on the Debenture, which the Company has elected to pay by the issuance of Common Stock, as contemplated by the Debentures, was due.
OO. From and after the date on which the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the failure to issue unrestricted, freely tradable Shares to the Buyers upon Conversion shall be considered an Event of Default, which if not cured after ten (10) days prior written notice, shall entitle the Buyers to accelerate full repayment of the Debentures then outstanding. The Company acknowledges that the failure to honor a Notice of Conversion shall cause definable financial hardship on the Buyers.
PP. The Company will authorize its transfer agent to give information to a Buyer or such Buyer's representative relating to the transfer of the Company's shares of Common Stock to the Buyer, upon the reasonable request of the Buyer or any such representative. The Company will provide such Buyer with a copy of the authorization so given to the transfer agent.
     Each Buyer shall be entitled to exercise its conversion privilege with respect to the Debentures notwithstanding the commencement of any case under 11 U.S.C. 101 et seq.(the "Bankruptcy Code"). In the event the Company is a
             --------
debtor  under  the  Bankruptcy  Code,  the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. 362 in respect of such Buyer's conversion privilege. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. 362 in respect of the conversion of the Debentures. The Company agrees, without cost or expense to such Buyer, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. 362.
6.     CLOSING  DATE.
A. The Closing Date shall occur on the date that the Company receives the net proceeds of this offering.
B. The Closing of the purchase and issuance of Debentures shall occur on the Closing Date at the offices of Joseph B. LaRocco, Esq., 49 Locust Avenue,
New Canaan, CT 06840 and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyers.
7.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL.
     Each Buyer understands that the Company's obligation to sell the Debentures to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:
C. The execution and delivery of this Agreement by those Buyers who are purchasing, in the aggregate, at least $240,000.00 in principal amount of Debentures;
D. Delivery by the Buyers to the Company of good funds as payment in full of an amount equal to the Purchase Price for the Debentures in accordance with this  Agreement;
E. The accuracy on the Closing Date of the representations and warranties of the Buyers contained in this Agreement, each as if made on such date, and the performance by the Buyers on or before such date of all covenants and agreements of the Buyers required to be performed on or before such date; and
F. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.
8.     CONDITIONS  TO  THE  BUYERS'  OBLIGATION  TO  PURCHASE.
     The Company understands that the Buyers' obligation to purchase the Debentures on the Closing Date is conditioned upon:
G. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;
H. Delivery by the Company to the Escrow Agent of the Certificates in accordance with this Agreement;
I. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;
J. On or before the Closing Date, the Buyers shall have received an opinion of counsel for the Company, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyers, substantially to the effect set forth in EXHIBIT D annexed hereto and a copy of the Board Resolution authorizing this offering which will be attached as EXHIBIT E;
K. On or before the Closing Date the Buyers shall have received a copy of the Purchase Order for one (1) Giga 8800 Automatic CNC Drilling Machine which will be attached hereto as EXHIBIT F;
L. On or before the Closing Date the Buyers shall have received a copy of a lock-up agreement signed by John K. Freeland and Ardemis Freeland in favor of the Company and Buyers, whereby John K. Freeland and Ardemis Freeland agree not to sell any shares of the Company's common stock during a specified lock-up period, which lock-up agreement is attached hereto as EXHIBIT G;
M. On or before the Closing Date, the Buyers shall have received a copy of a Security Agreement signed by the Company in favor of the Buyers, a copy of which shall be attached hereto as EXHIBIT H;
N. On or before the Closing Date, the Buyers shall have received a copy of a UCC-1 Financing Statement signed by the Company in favor of the Buyers, a copy of which shall be attached hereto as EXHIBIT I;
O. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and
P. From and after the date hereof to and including the Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ/National Market System shall not have been suspended or limited, nor shall minimum prices been established for securities traded on The NASDAQ/National Market System, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyers makes it impracticable or inadvisable to purchase the Debentures.
9.     GOVERNING  LAW:  MISCELLANEOUS.
Q. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyers for any reasonable legal fees and disbursements incurred by the Buyers in enforcement of or protection of any of its rights under any of the Transaction Agreements.
R. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not  operate  as  a  waiver  thereof.
S. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.
T. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.
U. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.
V. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.
W. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
X. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability  of  this  Agreement  in  any  other  jurisdiction.
Y. This Agreement may be amended only by the written consent of a majority in interest of the holders of the Debentures and an instrument in writing signed by  the  Company.
Z. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.
10. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of
(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,
(b)  the  seventh  business  day  after  deposit, postage prepaid, in the United
States  Postal  Service  by  registered  or  certified  mail,  or
(c)  the  third  business  day  after  mailing by next-day express courier, with delivery  costs  and  fees  prepaid,
in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):
COMPANY:     FLEXXTECH  CORPORATION
     5777  W.  Century  Boulevard,  Suite  767
     Los  Angeles,  California  94010
     ATTN:  Greg  Mardock
     Telephone  No.:  (310)  342-0794
     Telecopier  No.:  (310)  342-0791
     with  a  copy  to:
     Bell,  Nunnally  &  Martin  LLP
     3232  McKinney  Avenue
     Suite  1400
     Dallas,  TX  75204-2429
     ATTN:  William  E.  Swart,  Esq.
     Telephone  No.:  (214)  740-1400
     Telecopier  No.:  (214)  740-1499

BUYERS:     At  the  address  set forth on the signature page of this Agreement.
     with  copies  to:
     Joseph  B.  LaRocco,  Esq.
     49  Locust  Avenue
     Suite  107
     New  Canaan,  CT  06840
     Telephone  No.:  (203)  966-0566
     Telecopier  No.:  (203)  966-0363

11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyers' representations and warranties herein shall survive for a period of twelve (12) months after the execution and delivery of this Agreement and shall inure to the benefit of the Buyers and the Company and their respective successors and assigns.

12.     FEES;  EXPENSES.
AA.     In respect of the debt financing being made by the Buyers to the Company which is being recommended and advised by Dutchess Advisors, Ltd. as a consultant, the Company shall pay Dutchess Advisors, Ltd. the sum of 8% of the principal amount of the Debentures purchased by the Buyers under this Agreement. The cash fee shall be deducted from the proceeds of the sale of the Debentures. BB. At the Closing, the Company shall pay Joseph B. LaRocco, Esq. the sum of
     $3,000 for legal fees and expenses incurred in the transaction consummated hereunder, and the Company shall pay the law firm of Bell, Nunnally & Martin, LLP the sum of $3,000 for legal fees and expenses incurred in the transaction consummated hereunder which fees may be deducted from the proceeds of the sale of the Debentures.
                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyers and the Company as of the date set forth below.
Date:     as  of  October  _____,  2001
COMPANY:
FLEXXTECH  CORPORATION
By:
Title:
BUYERS:
Name  of  Buyer:          Name  of  Buyer:
By:          By:
   (Signature of Authorized Person)          (Signature of Authorized Person)

Printed  Name  and  Title          Printed  Name  and  Title
Address:          Address:
Telephone:          Telephone:
Facsimile:          Facsimile:
Jurisdiction  of  Incorporation:          Jurisdiction  of  Incorporation:
Principal  Amount  of  Debentures          Principal  Amount  of  Debentures
 to  be  Purchased:          to  be  Purchased:
Name  of  Buyer:          Name  of  Buyer:
By:          By:
   (Signature of Authorized Person)          (Signature of Authorized Person)

Printed  Name  and  Title          Printed  Name  and  Title
Address:          Address:
Telephone:          Telephone:
Facsimile:          Facsimile:
Jurisdiction  of  Incorporation:          Jurisdiction  of  Incorporation:
Principal  Amount  of  Debentures          Principal  Amount  of  Debentures
 to  be  Purchased:          to  be  Purchased:

Name  of  Buyer:          Name  of  Buyer:
By:          By:
   (Signature of Authorized Person)          (Signature of Authorized Person)

Printed  Name  and  Title          Printed  Name  and  Title
Address:          Address:
Telephone:          Telephone:
Facsimile:          Facsimile:
Jurisdiction  of  Incorporation:          Jurisdiction  of  Incorporation:
Principal  Amount  of  Debentures          Principal  Amount  of  Debentures
 to  be  Purchased:          to  be  Purchased:
Name  of  Buyer:          Name  of  Buyer:
By:          By:
   (Signature of Authorized Person)          (Signature of Authorized Person)

Printed  Name  and  Title          Printed  Name  and  Title
Address:          Address:
Telephone:          Telephone:
Facsimile:          Facsimile:
Jurisdiction  of  Incorporation:          Jurisdiction  of  Incorporation:
Principal  Amount  of  Debentures          Principal  Amount  of  Debentures
 to  be  Purchased:          to  be  Purchased:
Name  of  Buyer:
By:
                        (Signature of Authorized Person)

Printed  Name  and  Title
Address:
Telephone:
Facsimile:
Jurisdiction  of  Incorporation:
Principal  Amount  of  Debentures
to  be  Purchased:

Name  of  Buyer:
By:
                        (Signature of Authorized Person)

Printed  Name  and  Title
Address:
Telephone:
Facsimile:
Jurisdiction  of  Incorporation:
Principal  Amount  of  Debentures
to  be  Purchased:

Schedule  I     SCHEDULE  OF  BUYERS
Exhibit  A     DISCLOSURE  SCHEDULES
Exhibit  B     FORM  OF  DEBENTURE
Exhibit  C     REGISTRATION  RIGHTS  AGREEMENT
Exhibit  D     OPINION  OF  COUNSEL

Exhibit  E     BOARD  RESOLUTION

Exhibit  F     PURCHASE  ORDER

Exhibit  G     LOCK-UP  AGREEMENT

Exhibit  H     SECURITY  AGREEMENT

Exhibit  I     UCC-1  FINANCING  STATEMENT

                            SCHEDULE I-LIST OF BUYERS
NAME                                        AMOUNT
----                                        ------

Dutchess  Private  Equities  Fund,  L.P.                    $60,000
100  Mill  Plain  Road,  3rd  Floor
Danbury,  CT  06811

David  Wykoff                                        $180,000
c/o  Dutchess  Private  Equities  Fund,  L.P.
100  Mill  Plain  Road,  3rd  Floor
Danbury,  CT  06811

                         EXHIBIT A-DISCLOSURE SCHEDULES

                                  SCHEDULE 3(B)
                                  -------------

                            Reporting Company Status
                            ------------------------

     The Company is not qualified as a foreign corporation to do business in California.

                                     ------
                                  SCHEDULE 3(G)
                                  -------------

                                   SEC Filings
                                   -----------

a) The Balance Sheets contained in the 10-KSB and 10-QSB for the periods ending December 31, 2000 and March 31, 2001, respectively, state that the Company's authorized Common Stock is 25,000,000 shares, however on December 29, 2000, the Company amended its Articles of Incorporation to reflect the amount of authorized common stock as 100,000,000. Additionally, the 10-KSB appears to refer erroneously to Edward Fearon as a Director.

b) The Company's 10-KSB for the period ending December 31, 2000 was filed late.

c)     The Company's 10-QSB for the period ending March 31, 2001 was filed late.

                                  SCHEDULE 3(H)
                                  -------------

                           Absence of Certain Changes
                           --------------------------

     On July 1, 2001, Flexxtech Holdings sold one hundred percent (100%) of the stock of Mardock, Inc. and OpiTV.com, Inc. to Mardock.com, Inc. in exchange for, in the aggregate, 250,000 shares of Common Stock of the Company.

                                  SCHEDULE 3(J)
                                  -------------

                                   Litigation
                                   ----------


     Default Judgment entered by Triad Ad Valorem Group against North Texas Circuit Board Co., Inc. on July 18, 2001, in the County Court at Law No. 3, Dallas County, Texas, in the amount of $5,665.01 in actual damages, $736.45 in pre-judgment interest, attorneys' fees, post-judgment interest and costs of court.

     Merriwether Circuits is claiming that it has obtained a judgment against North Texas Circuit Board Co., Inc. by and through its attorneys. As of yet, the opposing counsel has failed to provide North Texas Circuit Board Co., Inc. with a copy of the petition, evidence of service of process or evidence of any judgment.

     Neltec of Arizona threatened to bring suit against North Texas Circuit Board Co., Inc. for alleged nonpayment of contractual debt. The matter has settled and, as of the Closing Date, North Texas Circuit Board Co., Inc. only has one (1) payment of $4,683.28 remaining to be paid to Neltec of Arizona.

     Robert Eubanks a/k/a Bob Eubanks, Larry Dorizetti and Luminary Ventures brought suit against Flexxtech Corporation on April 26, 2001 for alleged breach of contract. Such matter is currently in settlement negotiations.

     Multilayer Technology International, Inc. v. North Texas Circuit Board Co., Inc.; Cause No. CC-01-02724-B; County Court at Law No. 2, Dallas County, Texas.

     Affiliated Distributors, Inc. v. North Texas Circuit Board Co., Inc.; Cause No. CC-01-02259-E; County Court at Law No. 5, Dallas County, Texas. Settlement terms call for payment, in the aggregate, of $11,700.00 with interest.

                                  SCHEDULE 3(K)
                                  -------------

                                Events of Default
                                -----------------


                                      None.

                                  SCHEDULE 3(L)
                                  -------------

                                  Prior Issues
                                  ------------


     Since April 1, 2001, the Company has issued 6,761,794 shares of Common Stock. Please see attached shareholder list for details of issuance.

     An additional 2,000,000 shares of Common Stock were issued to VLK Capital Corp. on August 13, 2001. Additionally, the Company continues to raise equity capital at $1.00 per share on an open Reg D 506.

                                    EXHIBIT B
                                FORM OF DEBENTURE
                                -----------------

                                    EXHIBIT C
                 FORM OF DEBENTURE REGISTRATION RIGHTS AGREEMENT
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
                                    EXHIBIT D
                 FORM OF OPINION OF BELL, NUNNALLY & MARTIN LLP
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EXHIBIT B

                                                                       Exhibit B
                                                               to the Securities
                                                              Purchase Agreement
                                                              ------------------
                                FORM OF DEBENTURE
NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION REQUIREMENTS THEREOF OR EXEMPTION THEREFROM.
     NO.  ____________     $_______________
     ISSUANCE  DATE     OCTOBER  23,  2001
                              FLEXXTECH CORPORATION
                   CONVERTIBLE DEBENTURE DUE OCTOBER 23, 2003
FOR VALUE RECEIVED, FLEXXTECH CORPORATION, a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby promises to pay to ___________________, a __________________, having its address at
______________________  or  its  assigns  (the  "Holder"),  the principal sum of
________  and  00/100 Dollars ($____________) on October 23, 2003 (the "Maturity
Date") and to pay simple interest on the principal sum outstanding from time to time in arrears (i) upon conversion as provided herein or (ii) on the Maturity Date, at the rate of 6% per annum. Interest shall commence to accrue on this Debenture on the first such business day to occur after the date hereof and shall continue on a daily basis until payment in full of the principal sum has been made or duly provided for or until the full outstanding amount of this Debenture has been converted in accordance with the provisions hereof. Interest shall be payable in cash or stock, at the Company's option. This Debenture and the interest thereon shall be secured by a UCC Financing Statement and a Security Agreement in favor of the Holder for the amount of the Debenture being purchased herein.

     This Debenture is the Debenture referred to in the Securities Purchase Agreement (the "Securities Purchase Agreement") dated October of 2001, between the Company and the Holder, is subject to the provisions of the Securities Purchase Agreement and further is subject to the following additional provisions:
1. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
2. A. The Holder is entitled to, at any time or from time to time, convert the Conversion Amount into shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), at a conversion price for each share of Common Stock (the "Conversion Price") equal to the lower of (x) 120% of the closing bid price per share (as reported by Bloomberg, LP) on the Closing Date, and (y) 80% of the lowest closing bid price per share (as reported by Bloomberg,
     LP) of the Company's Common Stock for the five (5) Trading Days immediately preceding the date of conversion. The Conversion Price will be adjusted as provided in Section 6.
B. For purposes of this Debenture, the following terms have the meanings indicated below:
(i) "Conversion Amount" shall mean the sum of (A) all or any portion of the outstanding principal amount of this Debenture, as designated by the Holder upon exercise of its right of conversion and (B) all interest that has accrued on the portion of the principal amount that has been designated for payment pursuant to (A).
(ii) "Market Price of the Common Stock" means (x) the closing bid price of the Common Stock for the period indicated in the relevant provision hereof (unless a different relevant period is specified in the relevant provision), as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange, as reported in The Wall Street Journal.
(iii) "Trading Day" shall mean any day on which the New York Stock Exchange is open for business.

C. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company's transfer agent, Pacific Stock Transfer Co. located at
     5844 South Pecos, Suite D, Las Vegas, Nevada 89120, accompanied by or preceded by facsimile or other delivery to the Company of the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Company receives by fax or by mail the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company; providedthat the Holder shall deliver to the
                                    --------
Company's transfer agent or the Company the original Debentures being converted within seven (7) business days thereafter (and if not so delivered within such time, the Conversion Date shall be the date on which the later of the Notice of Conversion and the original Debentures being converted is received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (310) 342-0791 ATTN: Corporate Secretary. Except as otherwise provided, certificates representing Common Stock upon conversion will be delivered within seven (7) business days from the date of delivery of the Notice of Conversion.

          D. Within seven (7) business days after the Conversion Date, the Company shall deliver to Holder a certificate for the number of shares of Common Stock issuable upon the conversion. In the event the Company does not make delivery of the Common Stock, as instructed by Holder, within seven (7) business days after the Conversion Date, then in such event the Company shall pay to Holder one percent (1%) in cash, of the dollar value of the Debentures being converted per each day after the seventh (7th) business day following the Conversion Date that the Common Stock is not delivered to the Holder. The Company shall make any payments incurred under this subsection in immediately available funds within seven (7) business days from the date the Common Stock is fully delivered. Nothing herein shall limit a Holder's right to pursue actual damages or cancel the conversion for the Company's failure to issue and deliver Common Stock to the Holder within seven (7) business days after the Conversion Date.
     The Company acknowledges that its failure to deliver the Common Stock within seven (7) business days after the Conversion Date will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Debenture a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture.
     To the extent that the failure of the Company to issue the Common Stock pursuant to this subsection is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this subsection shall not apply but instead the provisions of subsection 2.G shall apply.

          E. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the Conversion Date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Holder a new Debenture equal to the unconverted amount, if so requested in writing by Holder.

          F. Nothing contained in this Debenture shall be deemed to establish or require the payment of interest to the Holder at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Holder to the Company.

     G. The Company shall at all times reserve (or make alternative written arrangements for reservation or contribution of shares) and have available all Common Stock necessary to meet conversion of the Debentures by all Holders of the entire amount of Debentures then outstanding. If, at any time Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock (or alternative shares of Common Stock as may be contributed by Stockholders) available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), may be deemed null and void upon written notice sent by the Holder to the Company. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Holders of outstanding Debentures, by facsimile, within three (3) business day of such default (with the original delivered by overnight or two day courier), and the Holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.
     The Company agrees to pay to all Holders of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, upon written notice sent by the Holder to the Company, which Conversion Default shall be payable as follows: (i) in the event Holder elects to take such payment in cash, cash payments shall be made to such Holder of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the conversion rate set forth in section 3.2(d) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory two (2) year conversion period.

     The Company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a conversion of the Debentures will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

          H. If, by the seventh (7th) business day after the Conversion Date of any portion of the Debentures to be converted (the "Delivery Date"), the transfer agent fails for any reason to deliver the Common Stock upon conversion by the Holder and after such Delivery Date, the Holder purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") solely in order to make delivery in satisfaction of a sale of Common Stock by the Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the Common Stock issuable upon conversion (a "Buy-In"), the Company shall pay to the Holder, in addition to any other amounts due to Holder pursuant to this Debenture, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Holder in immediately available funds within five (5) business days of written demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In
Adjustment Amount which the Company will be required to pay to the Holder will be $1,000.

     I. Limitation on Issuance of Shares. If the Company's Common Stock becomes listed on the Nasdaq SmallCap Market after the issuance of the Debentures, the Company may be limited in the number of shares of Common Stock it may issue by virtue of (X) the number of authorized shares or (Y) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, NASDAQ Rule 4310(c)(25)(H)(i) or Rule 4460(i)(1), as may be applicable (collectively, the "Cap Regulations"). Without limiting the other provisions thereof, the Debentures shall provide that (i) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and (ii) if, despite taking such steps, the Company still cannot issue such shares of Common Stock without violating the Cap Regulations, the holder of a Debenture which cannot be converted as result of the Cap Regulations (each such Debenture, an "Unconverted Debenture") shall have the right to elect either of the following remedies:

     (x) if permitted by the Cap Regulations, require the Company to issue shares of Common Stock in accordance with such holder's Notice of Conversion at a conversion purchase price equal to the average of the closing bid price per share of Common Stock for any five (5) consecutive trading days (subject to certain equitable adjustments for certain events occurring during such period) during the sixty (60) trading days immediately preceding the Conversion Date; or

     (y) require the Company to redeem each Unconverted Debenture for an amount (the "Redemption Amount"), payable in cash, equal to the sum of (i) one hundred thirty-three percent (133%) of the principal of an Unconverted Debenture, plus
(ii) any accrued but unpaid interest thereon through and including the date (the "Redemption Date") on which the Redemption Amount is paid to the holder.

     A holder of an Unconverted Debenture may elect one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture. The Debentures shall contain provisions substantially consistent with the above terms, with such additional provisions as may be consented to by the Holder. The provisions of this section are not intended to limit the scope of the provisions otherwise included in the Debentures.

     J. Limitation on Amount of Conversion and Ownership. Notwithstanding anything to the contrary in this Debenture, in no event shall the Holder be entitled to convert that amount of Debenture, and in no event shall the Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the "1934 Act")), by the Holder, would exceed 4.99% of the number of shares of Common Stock outstanding on the Conversion
Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act. In the event that the number of shares of Common Stock outstanding as determined in accordance with Section 13(d) of the 1934 Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would be acquiring beneficial ownership of more than 4.99% of the number of shares of Common Stock outstanding on such Conversion Date.

     K. Prior to conversion of all the Debentures, if at anytime the conversion of all the Debentures outstanding would result in an insufficient number of authorized shares of Common Stock being available to cover all the conversions, then in such event, the Company will move to call and hold a shareholder's meeting or have shareholder action with written consent of the proper number of shareholders within thirty (30) days of such event, or such greater period of time if statutorily required or reasonably necessary as regards standard brokerage house and/or SEC requirements and/or procedures, for the purpose of authorizing additional shares of Common Stock to facilitate the conversions. In such an event management of the Company shall recommend to all shareholders to vote their shares in favor of increasing the authorized number of shares of Common Stock. Management of the Company shall vote all of its shares of Common Stock in favor of increasing the number of shares of authorized Common Stock. Company represents and warrants that under no circumstances will it deny or prevent Holder's right to convert the Debentures as permitted under the terms of the Securities Purchase Agreement or the Registration Rights Agreement. Nothing in this Section shall limit the obligation of the Company to make the payments set forth in Section 2.G. In the event the Company's shareholder's meeting does not result in the necessary authorization, the Company shall redeem the outstanding Debentures for an amount equal to (x) the sum of the principal of the outstanding Debentures plus accrued interest thereon multiplied by (y) 133%.

3. Unless demand has otherwise been made in writing for payment in cash by the Holder, any Debentures not previously received for conversion as of the Maturity Date shall be deemed to have been surrendered for conversion, without further action of any kind by the Company or any of its agents, employees or representatives, as of the Maturity Date at the Conversion Price applicable on the Maturity Date ("Mandatory Conversion").

4. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to Convert this Debenture into
     Common Stock, at the time, place, and rate herein prescribed. This Debenture is a direct obligation of the Company.

5. If the Company (a) merges or consolidates with another corporation or after business entity and the Company is not the surviving entity or (b) sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee will agree that this Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any (i) proposed merger or consolidation where the Company is not the surviving entity or (ii) sale or transfer of all or substantially all of the assets of the Company (in either such case, a "Sale"), the Holder shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company.


6. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock or otherwise recapitalizes its Common Stock, the Conversion Price shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such split, the Conversion Price shall be deemed to be one-half of what it had been calculated to be immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such reverse split, the Conversion Price shall be deemed to be the amount of such Conversion Price calculated immediately prior to the record date multiplied by 10; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such dividend, the Conversion Price shall be deemed to be the amount of such Conversion Price calculated immediately prior to such record date multiplied by a fraction, of which the numerator is the number of shares (10) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11).

7. All payments contemplated hereby to be made "in cash" shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder to an account designated by the Holder to the Company and if the Holder has not designated any such accounts at the address last appearing on the
     Debenture Register of the Company as designated in writing by the Holder from time to time; except that the Holder may designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except in compliance with the terms of the Securities Purchase Agreement and the Registration Rights Agreement and under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

9. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Debenture or the Securities Purchase Agreement.

10.     The  following  shall  constitute  an  "Event  of  Default":
a. The Company fails in the payment of principal or interest on this Debenture as required hereunder and the same shall continue for a period of three (3) days; or
b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement, dated October of 2001 between the Company and the Investors therein (the "Registration Rights Agreement"), or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or
c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days after written notice from the Holder of such failure; or
d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Debenture and, except the case of Section 5, such failure shall continue uncured for a period of thirty (30) days after written notice from the holder of such failure. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Securities Purchase Agreement or the Registration Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or
e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or
f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or
g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or
h. Any final money judgment, writ or warrant of attachment, or similar process, not subject to appeal, in excess of One-Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or
i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j. The Company shall have its Common Stock suspended or delisted from an exchange for a period in excess of five (5) trading days.
Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by a majority in interest of the Holders of the Debentures (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of a majority in interest of the Holders and in the discretion of a majority in interest of the Holders, the Holder may at its option and discretion declare this Debenture, together with all accrued and unpaid interest herein, to be immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and a majority in interest of the Holders may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.


     11. The Company agrees to have its wholly owned subsidiary, North Texas Circuit Board Co., Inc. execute a Security Agreement and UCC Financing Statement in favor of Holder for the amount of this Debenture. The Company agrees that the collateral for this loan shall be a Giga 8800 Automatic CNC Drilling Machine. The Company agrees it will use its best efforts to redeem 110% of the unconverted principal amount of this Debenture, plus accrued but unpaid interest, through a purchase leaseback financing on the Pluritec GIGA 8800 CNC Drilling Machine it is purchase with proceeds of the Debentures. An additional one percent (1%) per month, accrued monthly on the principal amount shall be paid by the Company to the Holder in the event the Company does not redeem within thirty (30) calendar days from the date of issuance of this Debenture. The Holder shall have the right to decline redemption, in Holder's absolute discretion, but in such event those liquidated damages of one percent (1%) per month applicable to the redemption shall not be payable, however, all other accrued but unpaid liquidated damages shall be payable. However, the Holder shall waive such right only if (a) the price of the Common Stock is less than 200% (two hundred percent) of the Closing Bid Price ("Qualifying Price") and (b) the registration statement has been declared effective by the SEC prior to December 31, 2001 ("Forced Redemption Condition"). After December 31, 2001 the Forced Redemption Condition shall be deemed expired and terminated, and the ability to decline redemption becomes the Holder's sole and exclusive right. If at anytime during the Forced Redemption Condition period, the price of the Common Stock fluctuates above or below the Qualifying Price, the Company may force redemption on the balance of the unconverted Debentures, during such times the price of the Common Stock is below the Qualifying Price. The Company acknowledges that its failure to redeem the unconverted principal amount of this Debenture, plus accrued but unpaid interest, within thirty (30) calendar days after the Issuance Date of this Debenture will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Debenture a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture.

     12. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.
13. This Debenture may be amended only by the written consent of the parties hereto.
14. No waivers or consents in regard to any provision of this Debenture may be given other than by an instrument in writing signed by the Holder.
                   [Balance of this page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by an officer thereunto duly authorized.
Dated:  October  ___,  2001
FLEXXTECH  CORPORATION
By:_______________________________________
__________________________________________
(Print  Name)
__________________________________________
(Title)

                                    EXHIBIT A
                              NOTICE OF CONVERSION
   (To be Executed by the Registered Holder in order to Convert the Debenture)
     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of FLEXXTECH CORPORATION (the "Company") according to the conditions hereof, as of the date written below.
Conversion  Date*

Applicable  Conversion  Price

Signature

[Name]
Address:

     _____________________________________________________________________
* This original Debenture must be received by the Company or its transfer agent by the fifth business date following the Conversion Date.




                                                                       EXHIBIT C
                                                               To the Securities
                                                              Purchase Agreement
                                                              ------------------

                          REGISTRATION RIGHTS AGREEMENT
                            (CONVERTIBLE DEBENTURES)

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 16, 2001 (this "Agreement"), is made by and between FLEXXTECH CORPORATION, a Nevada corporation, with headquarters located at 5777 W. Century Boulevard, Suite 767, Los Angeles, CA 94010 (the "Company"), and each entity named on the signature page hereto as "Investors" (each, an "Investor").


                              W I T N E S S E T H:

     WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of August 14, 2001, between the Buyers listed therein and the Company (the "Securities Purchase Agreement"; terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), the Company has agreed to issue and sell to the Investors one or more debentures of the Company, in the aggregate principal amount of $240,000.00 (the "Debentures"); and

     WHEREAS, the Debentures are convertible into shares of Common Stock (the "Conversion Shares"; which term, for purposes of this Agreement, shall include, without limitation, shares of Common Stock of the Company issuable in lieu of accrued interest on conversion as contemplated by the Debentures) upon the terms and subject to the conditions contained in the Debentures.
WHEREAS, to induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares;


NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.     DEFINITIONS.     As  used  in  this  Agreement, the following terms shall
have  the  following  meanings:

(a) "Investor" means an Investor who agrees to become bound by the provisions of this Agreement.

(b) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

(c) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities
     Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

(d)     "Registrable  Securities"  means  the  Conversion  Shares.

(e) "Registration Statement" means a registration statement of the Company under the Securities Act.

(f) "SEC" means the United States Securities and Exchange Commission. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

2.     REGISTRATION.


(A)     Mandatory  Registration.

(i) The Company shall prepare and file with the SEC, as soon as possible after the Closing Date and no later than thirty (30) days following the Closing Date (the "Required Filing Date"), either a Registration Statement or an amendment to an existing Registration Statement, in either event registering for resale by the Investors a sufficient number of shares of Common Stock for the Investors to sell the Registrable Securities (or such lesser number as may be required by the SEC, but in no event less than three hundred percent (300%) of that number of shares of the Company's Common Stock into which the relevant Debentures and all interest thereon through their respective Maturity Dates would be convertible at the time of filing of such Registration Statement (assuming for such purposes that all such Debentures had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such accrual of interest, eligibility or conversion had in fact occurred as of such date) . The Registration Statement (W) shall include the Registrable Securities and (X) shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures to prevent dilution resulting from stock splits or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date no later than ninety (90) days after the Closing Date (the "Required Effective Date").
(ii) If at any time (an "Increased Registered Shares Date"), the number of shares of Common Stock represented by the Registrable Securities, issued or to be issued as contemplated by the Transaction Agreements, exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten
(10)  business  days after receipt of a written notice from any Investor, either
(X) amend the relevant Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register one hundred ten percent (110%) of such Registrable Shares, computed as contemplated by the immediately preceding subparagraph (i), or (Y) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement (an "Additional Registration Statement") to register one hundred ten percent (110%) of the shares of Common Stock represented by the Registrable Shares, computed as contemplated by the immediately preceding subparagraph (i), that exceed the aggregate number of shares of Common Stock already registered. The Company will use its reasonable best efforts to cause the amended Registration Statement or the Additional Registration Statement, as the case may be, to be declared effective as promptly as possible and in no event later than (90) days after the Increased Registered Shares Date.

(B)     PAYMENTS  BY  THE  COMPANY.
(i) If the Registration Statement covering the Registrable Securities is not filed with the SEC by the Required Filing Date, the Company will make payment to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(b).
(ii) If the Registration Statement covering the Registrable Securities is not declared effective by the SEC by the Required Effective Date, the Company will make payment to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(b).
(iii) If the Company does not respond to comments issued by the SEC within five (5) business days of first receipt thereof by the Company or its counsel, then the Company will make payments to the Investors in such amounts and at such times  as  shall  be  determined  pursuant  to  this  Section  2(b).
(iv) If either the conditions set forth in Sections 2(b)(i), 2(b)(ii) or 2(b)(iii) are not satisfied as required thereby, then within three (3) days after the end of the time periods referenced in Sections 2(b)(i), 2(b)(ii) or 2(b)(iii) (the third such day being referred to as the "Set Date"), as the case may be, the Company shall immediately pay to the Investors without demand therefore a cash amount equal to 2% per month of the outstanding principal amount of the Debentures and, until such time as the actions required by Sections 2(b)(i), 2(b)(ii) or 2(b)(iii), as the case may be, shall have been taken, the same amount shall accrue and become payable to the Investors within three (3) days on the same day as the Set Date of each subsequent month until such Sections shall have been complied with (the "Periodic Amounts"). In light of the difficulty of ascertaining the amount of damage that the Investors will suffer as a result of the Company's failure to comply therewith, all amounts payable under this Section shall be payable as liquidated damages, and not as a penalty. The Company shall keep the registration statement effective throughout the period during which the life of the Registrable Securities are issued and outstanding.
          (v) It is the intention of the parties that interest payable under any of the terms of this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then: (1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Investor may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Investor, the reduction will be treated as a partial payment. In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

     (vi) The parties acknowledge that the damages which may be incurred by the Investors if the Registration Statement is not filed by the Required Filing Date, declared effective by the SEC by the Required Effective Date or if the Registration Statement has not been declared effective as promptly as possible may be difficult to ascertain. The parties agree that the Periodic Amounts represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages, and shall be the exclusive remedy.

     (vii) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investors or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.


3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following:
(a) Prepare promptly, and file with the SEC by the Required Filing Date a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable efforts to cause such Registration Statement relating to Registrable Securities to become effective as promptly as possible and keep the Registration Statement effective at all times during the period (the "Registration Period") continuing until the earliest of (i) the date that is five (5) years after the last day of the calendar month following the month in which the Registration Statement is declared effective, (ii) the date when the Investorss may sell all Registrable Securities under Rule 144, or (iii) the date the Investorss no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;
(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such
     Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;
(c) The Company shall permit a single firm of counsel designated by the Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. If such counsel objects, the Required Filing Date shall be extended by the number of days from the date the Registration Statement was delivered to such counsel to the date such counsel no longer objects;

(d) Notify each Investor, such Investor's legal counsel identified to the Company (which, until further written notice, shall be deemed to be Joseph B. LaRocco, Esq. 49 Locust Avenue, Suite 107, New Canaan, CT 06840; (the "Investor's Counsel")), and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC relating to a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investors); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Investors with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than one (1) business day in advance of the filing of such responses with the SEC so that the Investors shall have the opportunity to comment thereon;

     (e) Furnish to each Investor and such Investor's Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(g) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has actual knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

(h) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(i) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however,that the Company may not so
                                -------------------
suspend the right to such holders of Registrable Securities for more than two twenty (20) business day periods in the aggregate during any 12-month period
("Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect;
(j) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the NASDAQ/National Market System or the "OTC Bulletin Board Market" of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on The NASDAQ National Market System; and further use its efforts to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

(k) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than three (3) business days after the effective date of the Registration Statement;

(l) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel;

(m) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement; and
(n) Not take, or omit to take, any actions that would preclude the filing or effectiveness of the Registration Statement or require the withdrawal of the  Registration  Statement.


4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:
(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

(b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such  Investor's  election  to  exclude  all of such Investor's Registrable
Securities  from  the  Registration  Statement;  and

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d) Each holder of Registrable Securities that sells Registrable Securities pursuant to a registration under this Agreement agrees that in connection with registration as follows:

(i) Such seller shall cooperate as reasonably requested by the Company with the Company in connection with the preparation of the registration statement, and for as long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding such seller and its plan of distribution of the Registrable Securities as may reasonably be necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith; and

(ii) During such time as such seller may be engaged in a distribution of the Registrable Securities, such seller shall comply with Rules 10b-6 and 10b-7 promulgated under the Securities Exchange Act and pursuant thereto it shall, among other things; (x) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (y) distribute the Registrable Securities under the registration statement solely in the manner described in the registration statement; and (z) cease distribution of such Registrable Securities pursuant to such registration statement upon written notice from the Company that the prospectus covering the Registrable Securites contains any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

5. EXPENSES OF REGISTRATION. (a) All reasonable expenses (other than underwriting discounts and commissions of the Investors) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, but including, without limitation, all registration, listing, and qualifications fees, printers, legal and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for the Investors (as a group and not individually) not exceeding $10,000 for the Registration Statement covering the Registrable Securities applicable to the Debentures issued on the Closing Date shall be borne by the Company.
(b) Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company nor any of its subsidiaries, on or after the date of this Agreement, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Securities Purchase Agreement or the other documents entered into simultaneously therewith, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Investors holding a majority of the Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Investors set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement and the other Transaction Agreements.


6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:
(a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, managers and members, if any, of such Investor, the officers, if any, of such Investor, and each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; or (IV) apply to any violation or alleged violation by an Indemnified Person of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation under the Securities Act, the Exchange Act, or any state securities laws. Each Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Person" or "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
     Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this
Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided,
                                                                       --------
however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.
8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:
(c) make and keep public information available, as those terms are understood and defined in Rule 144;
(d) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
(e) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; and
     (d) cause its counsel to deliver to its transfer agent such opinions of law as shall be required to remove restrictive legends on the shares to be sold.


9. ASSIGNMENT OF THE REGISTRATION RIGHTS. This Agreement shall not be assignable.


10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a fifty (50%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.


11.     MISCELLANEOUS.
(f) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.
(g) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Securities Purchase Agreement, (i) if to the Company or to the Investors, to their respective address contemplated by the Securities Purchase Agreement, and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).
(h) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
(i) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under this Agreement.
(j) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability  of  this  Agreement  in  any  other  jurisdiction.
(k) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.
(l) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.
(m) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
(n) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.
(o) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.


                [Balance of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.
COMPANY:



FLEXXTECH  CORPORATION
By:
Name:
Title:
INVESTORS:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor

By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor
By:
Name:
Title:

                                Name of Investor


EXHIBIT G


                                    EXHIBIT G

                                LOCK-UP AGREEMENT
                                -----------------

This Lock-up Agreement (the "Agreement") is made AS OF October __, 2001, between Flexxstech Corporation, a Nevada corporation ("Company"), Ardemis Freeland ("Shareholder") and Dutchess Private Equities Fund, L.P. and David Wykoff (Dutchess Private Equities Fund, L.P. and David Wykoff being cumulatively referred to as the "Investors").

                              W I T N E S S E T H:

     WHEREAS, Shareholder currently owns __________ shares of the Common Stock of Company (the "Shares");

     WHEREAS Investors are considering purchasing $240,000 of secured convertible debentures from the Company (the "Debentures"), pursuant to a Securities Purchase Agreement and related documents entered into by the Company and the Investors; and

     WHEREAS, Company and Investors have requested that the Shareholder enter into an Agreement whereby Shareholder agrees not to sell any of Shareholders shares.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1. Shareholder covenants and agrees that's its right to offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares in a private or public sale, shall be suspended during the lock-up period ("Lock-up Period"). The Lock-up Period shall be defined as the earlier of (a) the ninety (90) calendar day period following the date the registration statement covering the Debentures is declared effective ("Effective Date") or (b) the ninety (90) calendar day period immediately following the one (1) year anniversary of the issuance of the Debentures. Shareholder covenants and agrees that it shall not offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares in a private or public sale during the Lock-up Period.

2. Shareholder agrees to the issuance of stop transfer instructions on the Shares and Company agrees to instruct its transfer agent to place a stop transfer order on the Shares during the Lock-up Period. Such stop transfer order shall not be required during any period, other than the Lock-up Period.

3. The Company and Shareholder each agree that the Investors are third party beneficiaries to this Agreement and are relying on the terms of this Agreement in making their investment decision to purchase the Debentures.


4. Shareholder agrees that should it decide to offer or pledge to, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares in a private or public sale during any period, other than the Lock-up Period, that it shall grant to Dutchess Advisors, Ltd. and May Davis Group, Inc. a right of first refusal to accept such offer or pledge.

5. This Agreement shall only be effective in the event the Investors purchase the Debentures on or before October 26, 2001.

6. In the event of any breach of the terms of this Agreement by the Shareholder or the Company, and Investors shale file a lawsuit to enforce their rights under this Agreement, Investors shall be entitled to an award of any costs, expenses, reasonable attorneys' fees incurred in protecting or enforcing their rights under this Agreement. In the interest of a speedy resolution of any lawsuit which may arise hereunder, the Company, Shareholder and Investors waive a trial by jury in any action with respect to this Agreement and as to any issues arising relating to this Agreement.

7. This Agreement constitutes the entire agreement between the parties hereto as to the subject matter hereof and may not be altered or amended except by written agreement signed by all the parties hereto. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

8. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

9. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.
                [Balance of this page intentionally left blank.]






     DUTCHESS  PRIVATE  EQUITIES  FUND,  L.P.
     BY  ITS  GENERAL  PARTNER  DUTCHESS
     CAPITAL  MANAGEMENT,  LLC


                         By:_______________________________________
                            Name:  Michael  A.  Novielli,  a  Managing  Member


                         DAVID  WYKOFF


                         By:_______________________________________
                               Name:  David  Wykoff


                         FLEXXTECH  CORPORATION

                          By:_______________________________________
                               Name:  Greg  Mardock,  its  President


                          SHAREHOLDER


                         By:
                               Name:  Ardemis  Freeland



                                    EXHIBIT G

                                LOCK-UP AGREEMENT
                                -----------------

This Lock-up Agreement (the "Agreement") is made AS OF October __, 2001, between Flexxstech Corporation, a Nevada corporation ("Company"), John K. Freeland Freeland ("Shareholder") and Dutchess Private Equities Fund, L.P. and David Wykoff (Dutchess Private Equities Fund, L.P. and David Wykoff being cumulatively referred to as the "Investors").

                              W I T N E S S E T H:

     WHEREAS, Shareholder currently owns __________ shares of the Common Stock of Company (the "Shares");

     WHEREAS Investors are considering purchasing $240,000 of secured convertible debentures from the Company (the "Debentures"), pursuant to a Securities Purchase Agreement and related documents entered into by the Company and the Investors; and

     WHEREAS, Company and Investors have requested that the Shareholder enter into an Agreement whereby Shareholder agrees not to sell any of Shareholders shares.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1. Shareholder covenants and agrees that's its right to offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares in a private or public sale, shall be suspended during the lock-up period ("Lock-up Period"). The Lock-up Period shall be defined as the earlier of (a) the ninety (90) calendar day period following the date the registration statement covering the Debentures is declared effective ("Effective Date") or (b) the ninety (90) calendar day period immediately following the one (1) year anniversary of the issuance of the Debentures. Shareholder covenants and agrees that it shall not offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares in a private or public sale during the Lock-up Period.

2. Shareholder agrees to the issuance of stop transfer instructions on the Shares and Company agrees to instruct its transfer agent to place a stop transfer order on the Shares during the Lock-up Period. Such stop transfer order shall not be required during any period, other than the Lock-up Period.

3. The Company and Shareholder each agree that the Investors are third party beneficiaries to this Agreement and are relying on the terms of this Agreement in making their investment decision to purchase the Debentures.


4. Shareholder agrees that should it decide to offer or pledge to, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares in a private or public sale during any period, other than the Lock-up Period, that it shall grant to Dutchess Advisors, Ltd. and May Davis Group, Inc. a right of first refusal to accept such offer or pledge.

5. This Agreement shall only be effective in the event the Investors purchase the Debentures on or before October 26, 2001.

6. In the event of any breach of the terms of this Agreement by the Shareholder or the Company, and Investors shale file a lawsuit to enforce their rights under this Agreement, Investors shall be entitled to an award of any costs, expenses, reasonable attorneys' fees incurred in protecting or enforcing their rights under this Agreement. In the interest of a speedy resolution of any lawsuit which may arise hereunder, the Company, Shareholder and Investors waive a trial by jury in any action with respect to this Agreement and as to any issues arising relating to this Agreement.

7. This Agreement constitutes the entire agreement between the parties hereto as to the subject matter hereof and may not be altered or amended except by written agreement signed by all the parties hereto. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

8. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

9. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.
                [Balance of this page intentionally left blank.]





     DUTCHESS  PRIVATE  EQUITIES  FUND,  L.P.
     BY  ITS  GENERAL  PARTNER  DUTCHESS
     CAPITAL  MANAGEMENT,  LLC


                         By:_______________________________________
                            Name:  Michael  A.  Novielli,  a  Managing  Member


                         DAVID  WYKOFF


                         By:_______________________________________
                               Name:  David  Wykoff


                         FLEXXTECH  CORPORATION

                        By:_______________________________________
                               Name:  Greg  Mardock,  its  President


                          SHAREHOLDER


                         By:
                               Name:  John  K.  Freeland